                                                                    EXHIBIT 99.1


[BANC OF AMERICA SECURITIES LOGO OMITTED]

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$292,545,000 CERTIFICATES (APPROXIMATE)

ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
Offered Classes: A-1, A-2, M-1, M-2, & M-3

ASSET BACKED FUNDING CORPORATION
Depositor

WELLS FARGO HOME MORTGAGE, INC.
Originator and Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager


MARCH 11, 2003

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       OFFERED CERTIFICATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Expected         Expected
                  Expected                          Expected WAL      Principal      Last Scheduled
                  Approx.     Interest   Principal      (yrs)        Window (mos)     Distribution
    Class         Size (1)      Type       Type       CALL/MAT         CALL/MAT         Date (3)            Expected Ratings
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FITCH     MOODYS      S&P
A-1               35,000,000    Fixed       SEN      0.41 / 0.41      1-9 / 1-9        12/25/2003       AAA        Aaa       AAA
A-2(2)           220,420,000  Variable      SEN      1.73 / 1.73     9-24 / 9-24       03/25/2005       AAA        Aaa       AAA
M-1               14,850,000  Floating      MEZ      4.66 / 5.09    39-81 / 39-140     11/25/2014        AA        Aa2       AA+
M-2               11,880,000  Floating      MEZ      4.63 / 4.98    38-81 / 38-124     07/25/2013        A+        A2        A+
M-3               10,395,000  Floating      MEZ      4.56 / 4.68    37-81 / 37-104     11/25/2011       BBB+      Baa2       BBB
M-4 (4)            2,970,000  Floating      MEZ      3.69 / 3.69    37-64 / 37-64      07/25/2008       BBB-      Baa3      BBB-
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Class A-2 Certificates are subject to and shown to the Mandatory Auction Call (as described herein).
(3) The Expected Last Scheduled Distribution Date is the date the Certificate is paid in full assuming the Prepayment Assumption to Maturity.
(4) The Class M-4 Certificates are not marketed hereby, but will be offered pursuant to the prospectus supplement.

--------------------------------------------------------------------------------
STRUCTURE:
----------
(1) After the Optional Termination Date, the margins on the Class A-2, Class M-1, Class M-2, and Class M-3 Certificates will equal 1.5x their original initial margins.
(2) It is expected that all classes will be subject to a Net WAC Cap as described herein.
(3) Class M-1, Class M-2, Class M-3, and Class M-4 Certificates are not expected to receive principal payments prior to the Stepdown Date.
(4) The Class A-2 Certificates have a fixed rate coupon (the "Class A-2 Initial Fixed Coupon") for the first 24 months. The certificates are auctioned five business days prior to, and called on, the distribution date in March 2005.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
ADJUSTABLE RATE            100% ARM PPC
MORTGAGE LOANS
                           100% ARM PPC assumes that prepayments start at 4% CPR in month one (of collateral seasoning) increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

FIXED RATE                 100% FRM PPC
MORTGAGE LOANS
                           100% FRM PPC assumes that prepayments start at 2.3%
                           CPR in month one (of collateral seasoning) increase
                           by approximately 2.3% each month to 23% CPR in month
                           ten, and remain at 23% CPR thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY OF IMPORTANT DATES
-----------------------------------------------------------------------------------------------------------------------------------
DEAL INFORMATION                                                      COLLATERAL INFORMATION
Expected Pricing                [03/13/2003]                          Statistical Cut-off Date            02/01/2003
Expected Settlement             03/27/2003                            Cut-off Date                        03/01/2003
First Distribution              04/25/2003                            Next Payment                        04/01/2003
Stepdown                        04/25/2006                            Accrual Period                      Prior calendar month

BOND INFORMATION
                                                                                        Expected                   Stated
    Class        Dated Date        Initial         Accrual Method      Delay      Last Distribution Date           Maturity
                                 Accrual Days                           Days          (Call/Mat) *                Date **
     A-1         03/01/2003           26               30/360            24         Dec-03 / Dec-03              12/27/2032
     A-2         03/27/2003           0                30/360            0          Mar-05 / Mar-05              12/27/2032
     M-1         03/27/2003           0               Act/360            0          Dec-09 / Nov-14              12/27/2032
     M-2         03/27/2003           0               Act/360            0          Dec-09 / Jul-13              12/27/2032
     M-3         03/27/2003           0               Act/360            0          Dec-09 / Nov-11              12/27/2032
   M-4 ***       03/27/2003           0               Act/360            0          Jul-08 / Jul-08              12/27/2032
-----------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed (for the Class A-2 Certificates, to the Auction Call)

** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.

*** The Class M-4 Certificates are not marketed hereby, but will be offered pursuant to the prospectus supplement.

-----------------------------------------------------------------------------------------------------------------------------------
                                                        CONTACTS
-----------------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE BACKED TRADING/SYNDICATE             Tel:  (704) 388-1597
---------------------------------             Fax:  (704) 335-5904

Chris Hentemann                               chris.c.hentemann@bankofamerica.com
Rob Karr                                      robert.h.karr@bankofamerica.com
Jeff Willoughby                               jeff.t.willoughby@bankofamerica.com

GLOBAL STRUCTURED FINANCE                     Fax:  (704) 388-9668
-------------------------
Mary Rapoport                                 Tel:   (704) 387-0998   mary.e.rapoport@bankofamerica.com
Michael Tri                                   Tel:   (704) 388-8786   michael.l.tri@bankofamerica.com
Kirk Meyers                                   Tel:   (704) 388-3148   kirk.b.meyers@bankofamerica.com
Florin Nedelciuc                              Tel:   (704) 388-4931   florin.nedelciuc@bankofamerica.com

RATING AGENCIES
---------------
Shelly Garg - Moody's                         Tel:   (212) 553-7922   shelly.garg@moodys.com
Inga Smolyar - Fitch                          Tel:   (212) 908-0659   inga.smolyar@fitchratings.com
Scott Mason - S&P                             Tel:   (212) 438-2539   scott_mason@sandp.com
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

TITLE OF SECURITIES:                   Asset Backed Funding Corporation
                                       Mortgage Loan Asset-Backed Certificates,
                                       Series 2003-WF1

OFFERED CERTIFICATES:                  Class A-1 and Class A-2 Certificates
                                       (together the "Senior Certificates"), and the Class M-1, Class M-2, and Class M-3
                                       Certificates. The Class M-4 Certificates
                                       (together with the Class M-1, Class M-2
                                       and Class M-3 Certificates, the
                                       "Mezzanine Certificates") will not be
                                       marketed hereby, but will be offered
                                       pursuant to the prospectus supplement.

ORIGINATOR & SERVICER:                 Wells Fargo Home Mortgage, Inc.

TRUSTEE:                               Bank One, N. A.

SECURITIES ADMINISTRATOR AND           Wells Fargo Bank Minnesota, N.A.
AUCTION ADMINISTRATOR:

CREDIT RISK MANAGER:                   The Murrayhill Company

RATING AGENCIES:                       Fitch Ratings ("Fitch"), Moody's
                                       Investors Service ("Moody's"), and
                                       Standard and Poor's Ratings Services
                                       ("S&P")

LEAD MANAGER & BOOKRUNNER:             Banc of America Securities LLC

CO-MANAGERS:                           Greenwich Capital Markets, Inc. and
                                       Wachovia Securities

CLOSING DATE:                          On or about March [27], 2003

ACCRUED INTEREST:                      The price to be paid by investors for the
                                       Offered Certificates, other than the
                                       Class A-1 Certificates, will not include accrued interest (i.e., settle flat). The price to be paid by investors for the Class A-1 Certificates will include accrued interest from March 1, 2003 up to, but not including, the Closing Date
                                       (26 days).

DISTRIBUTION DATES:                    The 25th of each month, or if such day is
                                       not a business day, the next succeeding
                                       business day, beginning on April 25,
                                       2003.

RECORD DATE:                           For any Distribution Date, (i) for the
                                       Class A-2, Class M-1, Class M-2, Class
                                       M-3, and Class M-4 Certificates, the
                                       Business Day before the Distribution Date and (ii) for the Class A-1 Certificates, the last Business Day of the month preceding the month of the Distribution
                                       Date.

STATISTICAL CUT-OFF DATE:              The close of business on February 1,
                                       2003.

CUT-OFF DATE:                          The close of business on March 1, 2003.

PAYMENT DELAY:                         With respect to the Class A-2, Class M-1,
                                       Class M-2, Class M-3, and Class M-4, 0
                                       days and with respect to the Class A-1
                                       Certificates, 24 days.

INTEREST ACCRUAL PERIOD:               The Interest Accrual Period for each
                                       Distribution Date for all classes of
                                       Offered Certificates other than the Class
                                       A-1 Certificates is the period beginning
                                       on the previous Distribution Date (or on
                                       the Closing Date, in the case of the
                                       first Interest Accrual Period) and ending
                                       on the date before the current
                                       Distribution Date. The Interest Accrual
                                       Period for each Distribution Date for the
                                       Class A-1 Certificates is the preceding
                                       calendar month.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DAY COUNT:                             With respect to the Class M-1, Class M-2,
                                       Class M-3, and Class M-4 Certificates,
                                       Actual/360 and with respect to the Class
                                       A-1 and Class A-2 Certificates, 30/360.

SERVICING FEES:                        Approximately 0.50% per annum, payable
                                       monthly, of the aggregate principal
                                       balance of the mortgage loans.

SECURITIES ADMINISTRATION FEES:        Approximately 0.009% per annum, payable
                                       monthly, on the aggregate principal
                                       balance of the mortgage loans.

CREDIT RISK MANAGER FEES:              Approximately [ 0.0175 ]% per annum,
                                       payable monthly, on the aggregate
                                       principal balance of the mortgage loans.

OPTIONAL TERMINATION DATE:             The first Distribution Date on which the
                                       aggregate principal balance of the
                                       mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off Date
                                       ("Cut-off Date Principal Balance").

DENOMINATION:                          $25,000 in original principal amount and
                                       integral multiples of $1 in excess
                                       thereof.

SMMEA ELIGIBILITY:                     Only the Class A-1, Class A-2, and Class
                                       M-1 Certificates will be SMMEA eligible.
                                       The remaining Certificates will NOT be
                                       SMMEA eligible.

ERISA ELIGIBILITY:                     The Offered Certificates are expected to
                                       be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met, and (ii) the Offered Certificates remain in the four highest rating categories. In addition, a fiduciary of any employee benefit plan subject to ERISA or Section
                                       4975 of the Code owning a beneficial
                                       interest in the Class A-2 Certificates on or before the Auction Distribution Date will be deemed to represent that at least one of the "Investor Based Exemptions" applies. A fiduciary of any employee benefit plan subject to ERISA or Section
                                       4975 of the Code should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

TAX STATUS:                            The Offered Certificates will be
                                       designated as regular interests in a
                                       REMIC and, as such, will be treated as
                                       debt instruments of a REMIC for federal
                                       income tax purposes.

MORTGAGE LOANS:                        (i)        The collateral information
                                                  presented in the term sheet
                                                  regarding the Mortgage Loans
                                                  is based on the mortgage loans
                                                  as of the Statistical Cut-off
                                                  Date.

                                       (ii)       The Mortgage Loans will
                                                  consist of 2,133 fixed and
                                                  adjustable rate closed-end
                                                  subprime mortgage loans, which
                                                  accrue interest on an
                                                  actuarial basis and are
                                                  secured by 1st lien, fully
                                                  amortizing and balloon
                                                  mortgages on primarily 1-4
                                                  family properties with a
                                                  Statistical Cut-off Date
                                                  Principal Balance of
                                                  approximately $299,982,048.
                                                  There will be approximately
                                                  739 fixed rate mortgage loans
                                                  with an approximate balance of
                                                  $98,767,914 and approximately
                                                  1,394 adjustable rate mortgage
                                                  loans with an approximate
                                                  balance of $201,214,134.

                                       (iii)      The servicer has acquired
                                                  loan-level primary mortgage
                                                  insurance (MI) policies for
                                                  approximately 30.92% of the
                                                  mortgage loans, representing
                                                  most of the mortgage loans
                                                  that had loan-to-value ratios
                                                  at origination in excess of
                                                  80%. The weighted average
                                                  MI-adjusted LTV of the
                                                  mortgage loans is 73.76%.

                                       (iv)       For collateral statistics
                                                  please see the "Description of
                                                  the Collateral" below.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANDATORY AUCTION CALL:                Five business days prior to the
                                       Distribution Date in March 2005 (such
                                       Distribution Date, the "Auction
                                       Distribution Date"), the Auction
                                       Administrator will auction the Class A-2
                                       Certificates. The proceeds of the auction and amounts received from the Swap
                                       Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par
                                       Price to the holders of the Class A-2
                                       Certificates on the Auction Distribution
                                       Date. These holders will be obligated to tender their Certificates to the Auction
                                       Administrator. The Swap Counterparty,
                                       pursuant to a Par Price Payment Agreement swap contract with the Auction
                                       Administrator, will agree to pay the
                                       excess, if any, of the Par Price over the Auction Price or receive the positive excess, if any, of the Auction Price over the Par Price.

SWAP COUNTERPARTY:                     Bank of America, N.A. ("BANA")

                                       The long-term debt obligations of BANA
                                       are rated "AA-" by S&P, "AA" by Fitch and "Aa1" by Moody's.

AUCTION PRICE:                         The price at which the Auction
                                       Administrator sells the Class A-2
                                       Certificates

PAR PRICE:                             With respect to the Class A-2
                                       Certificates, the sum of (i) the
                                       principal balance of such Certificates,
                                       after reducing the principal balance by
                                       the related principal distributions and
                                       losses, if any, on the Auction
                                       Distribution Date and (ii) accrued
                                       interest on such certificates from the
                                       Distribution Date prior to the month in
                                       which the Auction Distribution Date
                                       occurs, up to but excluding the Auction
                                       Distribution Date.

MONTHLY SERVICER ADVANCES:             The Servicer is required to advance
                                       scheduled principal and interest (net of the Servicing Fee) for any delinquent mortgage loan ("Advances"), but is not required to make any Advance that the Servicer deems to be non-recoverable. The
                                       Servicer will not be obligated to fund
                                       Interest Shortfalls resulting from the
                                       application of the Soldiers' and Sailors'
                                       Civil Relief Act and similar state laws.
                                       The Servicer will also make certain other advances for customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations
                                       ("Servicing Advances").

PREPAYMENT INTEREST SHORTFALL:         For any Distribution Date, with respect
                                       to any mortgage loan prepaid in full
                                       during a prepayment period, the
                                       difference between the interest that
                                       would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the Servicer with respect to the mortgage loan, in each case net of the Servicing Fees.

SERVICER OBLIGATIONS FOR PREPAYMENT    The Servicer will be obligated to pay,
INTEREST SHORTFALLS:                   from its own funds, Prepayment Interest
                                       Shortfalls for any prepayment in full on
                                       a mortgage loan, but only to the extent
                                       of the Servicing Fee for the related due
                                       period.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

TRIGGER EVENT:                         A Trigger Event exists with respect to
                                       any Distribution Date on or after the
                                       Stepdown Date (i) if the 60+ day
                                       delinquency percentage (including loans
                                       that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [ 55 ]% of the Senior
                                       Enhancement Percentage for the Offered
                                       Certificates or (ii) if during such
                                       period the Cumulative Realized Loss
                                       Percentage exceeds the values defined
                                       below:

                 DISTRIBUTION DATES         CUMULATIVE REALIZED LOSS PERCENTAGE
                 ------------------         -----------------------------------
               April 2006 - March 2007                   [ 2.25% ]
               April 2007 - March 2008                   [ 3.25% ]
               April 2008 - March 2009                   [ 4.00% ]
               April 2009 - March 2010                   [ 4.25% ]
                April 2010 and after                     [ 4.50% ]


CUMULATIVE REALIZED LOSS PERCENTAGE:   As of any Distribution Date, the
                                       quotient, expressed as a percentage,
                                       which is obtained by dividing (a) the
                                       total amount of Realized Losses incurred
                                       on the Mortgage Loans from and after the
                                       Cut-off Date by (b) the Cut-off Date
                                       Principal Balance.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

EXPECTED CREDIT ENHANCEMENT:           Credit enhancement for the structure is
                                       provided by (i) Excess Cashflow, (ii)
                                       overcollateralization and (iii)
                                       subordination.

                                       CERTIFICATE CREDIT ENHANCEMENT
                                       ------------------------------

                                       (1)  The Senior Certificates are enhanced
                                            by Excess Cashflow as well as by
                                            subordinate certificates and the
                                            Overcollateralization Amount,
                                            together initially approximately
                                            14.00% of the Cut-off Date Principal
                                            Balance.

                                       (2)  The Class M-1 Certificate is
                                            enhanced by Excess Cashflow as well
                                            as by subordinate certificates and
                                            the Overcollateralization Amount,
                                            together initially approximately
                                            9.00% of the Cut-off Date Principal
                                            Balance.

                                       (3)  The Class M-2 Certificate is
                                            enhanced by Excess Cashflow as well
                                            as by subordinate certificates and
                                            the Overcollateralization Amount,
                                            together initially approximately
                                            5.00% of the Cut-off Date Principal
                                            Balance.

                                       (4)  The Class M-3 Certificate is
                                            enhanced by Excess Cashflow as well
                                            as by subordinate certificates and
                                            the Overcollateralization Amount,
                                            together initially approximately
                                            1.50% of the Cut-off Date Principal
                                            Balance.

                                       (5)  The Class M-4 Certificate is
                                            enhanced by Excess Cashflow as well
                                            as by the Overcollateralization
                                            Amount, or initially approximately
                                            0.50% of the Cut-off Date Principal
                                            Balance.

EXPECTED CREDIT SUPPORT PERCENTAGE:

                                                              Initial Credit Support        Step-down Credit Support
                                                              ----------------------        ------------------------
                                              Class                    Percent                        Percent
                                              -----                    -------                        -------
                                              Senior                    14.00%                         28.00%
                                               M-1                       9.00%                         18.00%
                                               M-2                       5.00%                         10.00%
                                               M-3                       1.50%                          3.00%
                                               M-4                       0.50%                          1.00%

EXPECTED                               Prior to the Stepdown Date, approximately
OVERCOLLATERALIZATION TARGET           0.50% of the aggregate Cut-off Date
AMOUNT:                                Principal Balance. On or after the
                                       Stepdown Date, assuming a Trigger Event
                                       is not in effect, the greater of (x)
                                       1.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) 0.50% of the aggregate Cut-off Date Principal
                                       Balance. On or after the Stepdown Date if a Trigger Event is in effect, the Expected Overcollateralization Target
                                       Amount for the immediately preceding
                                       Distribution Date.

OVERCOLLATERALIZATION:                 On any Distribution Date, collections on
                                       the Mortgage Loans in excess of the
                                       amount required to make interest and
                                       principal distributions on the Offered
                                       Certificates or to pay certain expenses
                                       of the trust will be applied first to
                                       cover certain shortfalls on the Senior
                                       Certificates, then to build or maintain
                                       the overcollateralization for the Offered
                                       Certificates to or at the Expected
                                       Overcollateralization Target Amount and
                                       finally, to cover certain shortfalls on
                                       the Mezzanine Certificates.

OVERCOLLATERALIZATION                  On any Distribution Date, the
AMOUNT:                                Overcollateralization Amount equals the
                                       amount by which (i) the aggregate
                                       principal balance of the Mortgage Loans
                                       as of the last day of the related Due
                                       Period exceeds (ii) the aggregate
                                       certificate principal balances of all
                                       classes of the Offered Certificates
                                       (after taking into account all principal
                                       distributions on such Distribution Date).
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OVERCOLLATERALIZATION                  As of any Distribution Date, the
DEFICIENCY AMOUNT:                     Overcollateralization Deficiency Amount
                                       is the excess, if any, of (a) the
                                       Expected Overcollateralization Target
                                       Amount for such Distribution Date over
                                       (b) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Basic
                                       Principal Distribution Amount (but not
                                       the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

OVERCOLLATERALIZATION FLOOR:           The Cut-off Date Principal Balance
                                       multiplied by 0.50%.

OVERCOLLATERALIZATION                  The Overcollateralization Release Amount
RELEASE AMOUNT:                        means, with respect to any Distribution
                                       Date, the lesser of (x) the aggregate
                                       Principal Remittance Amount for such
                                       Distribution Date and (y) the excess, if any, of (i) the Overcollateralization
                                       Amount for such Distribution Date
                                       (assuming that 100% of the Principal
                                       Remittance Amount is applied as a
                                       principal payment on such Distribution
                                       Date) over (ii) the Expected
                                       Overcollateralization Target Amount for
                                       such Distribution Date.

AVAILABLE FUNDS:                       Available Funds will be equal to the sum
                                       of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable therefrom to the Servicer,
                                       Trustee, and Securities Administrator:
                                       (i) the aggregate amount of monthly
                                       payments on the Mortgage Loans due on the related Due Date and received by the Servicer by the determination date, after deduction of the Securities
                                       Administration Fee for such Distribution
                                       Date, the Servicing Fee for such
                                       Distribution Date, the Credit Risk
                                       Manager Fees for such Distribution Date, and any accrued and unpaid Servicing
                                       Fees, Securities Administration Fees and
                                       Credit Risk Manager Fees in respect of
                                       any prior Distribution Dates, (ii)
                                       certain unscheduled payments in respect
                                       of the Mortgage Loans, including
                                       prepayments (but excluding prepayment
                                       charges), Insurance Proceeds, Net
                                       Liquidation Proceeds, any collections on
                                       REO properties, and proceeds from
                                       repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period, and (iii) payments from the Servicer in connection with Advances and Prepayment Interest
                                       Shortfalls for such Distribution Date.

EXCESS CASHFLOW:                       For the Offered Certificates and for each
                                       Distribution Date is equal to the sum of
                                       (x) any Overcollateralization Release
                                       Amount and (y) the excess of the
                                       Available Funds over the sum of (i) the
                                       interest paid on the Offered Certificates on such Distribution Date and (ii) the Basic Principal Distribution Amount.

SUBORDINATION:                         If Excess Cashflow and
                                       overcollateralization are insufficient to cover losses on any Mortgage Loans, those losses will be applied in reduction of the class certificate balances of the Mezzanine Certificates, in reverse order of seniority.

STEPDOWN DATE:                         The earlier to occur of (i) the
                                       Distribution Date on which the
                                       certificate principal balances of the
                                       Senior Certificates have been reduced to
                                       zero and (ii) the later to occur of (a)
                                       the Distribution Date in April 2006 and
                                       (b) the first Distribution Date on which
                                       the Credit Enhancement Percentage is
                                       greater than or equal to 28.00%. The
                                       Credit Enhancement Percentage is obtained
                                       by dividing (x) the aggregate Certificate
                                       Principal Balance of the Subordinate
                                       Certificates and the
                                       Overcollateralization Amount (before
                                       taking into account distributions of
                                       principal on such distribution date) by
                                       (y) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of
                                       the related collection period.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

The Pass-Through Rate for each class of the Offered Certificates, other than the Senior Certificates, for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Class A-1 Certificates for any Distribution Date will be the lesser of (x) the fixed certificate coupon for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for the Class A-2 Certificates for the first 24 Distribution Dates will be the lesser of (x) the Class A-2 Initial Fixed Coupon and (y) the related Net WAC Rate for such Distribution Date and for each Distribution Date afterwards will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:

The Formula Rate for any Distribution Date is the lesser of:

     (i) the sum of (a) LIBOR as determined for the related period and (b) the certificate margin for the applicable Class; and

     (ii) the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A-2, Class M-1, Class M-2, and Class M-3 Certificates the related certificate margin will be 1.5 times their respective initial margins.

ADJUSTED NET MORTGAGE RATE:        The Adjusted Net Mortgage Rate for each
                                   Mortgage Loan is equal to the loan interest rate less the sum of (i) the Servicing Fee
                                   Rate (ii) the Securities Administration Fee
                                   Rate and (iii) the Credit Risk Manager Fee
                                   Rate.

ADJUSTED NET MAXIMUM               The Adjusted Net Maximum Mortgage Rate for
MORTGAGE RATE:                     each Mortgage Loan is equal to the maximum
                                   loan interest rate for that Mortgage Loan (or the loan interest rate in the case of any Fixed Rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate, (ii) the Securities
                                   Administration Fee Rate and (iii) the Credit
                                   Risk Manager Fee Rate.

MAXIMUM CAP RATE:

The Maximum Cap Rate is equal to (subject to an adjustment based on the actual number of days in the Interest Accrual Period, as it relates to the Offered Certificates, other than the Senior Certificates) the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans as of the beginning of the related Due Period.

NET WAC RATE:

The Offered Certificates will be subject to a Net WAC Pass-Through Rate equal to (subject to an adjustment based on the actual number of days in the Interest Accrual Period, as it relates to the Offered Certificates, other than the Senior Certificates) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans as of the beginning of the related Due Period.

NET WAC RATE CARRYOVER AMOUNT:

If, on any Distribution Date, the Pass-Through Rate for any class of the Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class for that Distribution Date is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

On each Distribution Date, the Interest Remittance Amount will be distributed from available funds in the following order of priority:

     (i) to the Senior Certificates, pro rata, Accrued Certificate Interest for such class for such Distribution Date;

     (ii) to the Senior Certificates, pro rata, any Unpaid Interest Shortfall Amount;

     (iii) to the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (iv) to the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (v) to the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

     (vi) to the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

     (vii)     any remainder as described under "Excess Cashflow".
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     (i) to the Class A-1 Certificates, until the certificate principal balance of that class is reduced to zero;

     (ii) to the Class A-2 Certificates, until the certificate principal balance of that class is reduced to zero;

     (iii) to the Class M-1 Certificates, until the certificate principal balance of that class is reduced to zero;

     (iv) to the Class M-2 Certificates, until the certificate principal balance of that class is reduced to zero;

     (v) to the Class M-3 Certificates, until the certificate principal balance of that class is reduced to zero; and

     (iv) to the Class M-4 Certificates, until the certificate principal balance of that class is reduced to zero.

On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount, to the extent available, will be distributed in the following order of priority:

     (i) to the Class A-1 Certificates, the Class A Principal Distribution Amount until the certificate principal balance of that class is reduced to zero;

     (ii) to the Class A-2 Certificates, the Class A Principal Distribution Amount (or the remainder thereof, on the date on which the Class A-1 Certificate principal balance is reduced to zero) until the certificate principal balance of that class is reduced to zero;

     (iii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance of that class is reduced to zero;

     (iv) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance of that class is reduced to zero;

     (v) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance of that class is reduced to zero; and

     (vi) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance of that class is reduced to zero.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                EXCESS CASHFLOW
--------------------------------------------------------------------------------
On each Distribution Date, the Trust will generally apply any Excess Cashflow in the following order:

     (i) to pay the Extra Principal Distribution Amount in order to maintain or build the Overcollateralization Amount to the applicable Expected Overcollateralization Target Amount;

     (ii)      to the Class M-1 Certificates, any Unpaid Interest Shortfall
               Amount;

     (iii)     to the Class M-1 Certificates, any Allocated Realized Loss
               Amounts;

     (iv)      to the Class M-2 Certificates, any Unpaid Interest Shortfall
               Amount;

     (v)       to the Class M-2 Certificates, any Allocated Realized Loss
               Amounts;

     (vi)      to the Class M-3 Certificates, any Unpaid Interest Shortfall
               Amount;

     (vii)     to the Class M-3 Certificates,, any Allocated Realized Loss
               Amounts;

     (viii)    to the Class M-4 Certificates, any Unpaid Interest Shortfall
               Amount;

     (ix)      to the Class M-4 Certificates, any Allocated Realized Loss
               Amounts;

     (x) to pay the Net WAC Rate Carryover Amount, if any, to the Senior, Class M-1, Class M-2, Class M-3, and Class M-4 Certificates, in that order, in each case until such amount is paid in full for such class; and

     (xi)      any remaining amounts to the certificates that are not offered.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
ACCRUED CERTIFICATE INTEREST:          Accrued Certificate Interest for each
                                       class of Offered Certificates and for
                                       each Distribution Date means an amount
                                       equal to the interest accrued during the related Interest Accrual Period on the certificate principal balance of such class of Certificates, minus that class's
                                       Interest Percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

UNPAID INTEREST SHORTFALL AMOUNT:      The Unpaid Interest Shortfall Amount
                                       means (i) for each class of Offered
                                       Certificates and the first Distribution
                                       Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first
                                       Distribution Date, the sum of (a) the
                                       amount, if any, by which (1) the sum of
                                       (A) Accrued Certificate Interest for such class for the immediately preceding
                                       Distribution Date and (B) the outstanding
                                       Unpaid Interest Shortfall Amount, if any, for such class for such preceding
                                       Distribution Date exceeds (2) the
                                       aggregate amount distributed on such
                                       class in respect of interest on such
                                       preceding Distribution Date, plus (b)
                                       interest on the amount of such excess at the Formula Rate for such class for the related Interest Accrual Period.

ALLOCATED REALIZED LOSS AMOUNT:        An Allocated Realized Loss Amount with
                                       respect to any class of the Mezzanine
                                       Certificates and any Distribution Date is an amount equal to the sum of any Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

SENIOR ENHANCEMENT PERCENTAGE:         The Senior Enhancement Percentage for a
                                       Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Mezzanine Certificates and (b) the Overcollateralization Amount, divided by
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans.

REALIZED LOSSES:                       Realized Loss means, with respect to any
                                       defaulted Mortgage Loan that is
                                       liquidated, the portion of the principal balance remaining unpaid after application of all liquidation proceeds and insurance proceeds net of amounts reimbursable to the Servicer for related
                                       Advances, Servicing Advances and
                                       Servicing Fees in respect of such
                                       Mortgage Loan. A Realized Loss may also
                                       result (a) from the personal bankruptcy
                                       of a mortgagor to the extent the
                                       bankruptcy court reduces the principal
                                       balance of the Mortgage Loan or (b) from a modification of a Mortgage Loan permitted by the Servicer (which the Servicer may permit only if the Mortgage
                                       Loan is in default or if its default is
                                       reasonably foreseeable), to the extent
                                       the modification reduces the principal
                                       balance of the Mortgage Loan.

                                       All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the
                                       Overcollateralization Amount, third to
                                       the Class M-4 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-2 Certificates, and sixth to the Class M-1 Certificates. An allocation of any Realized Losses to Mezzanine Certificates on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Senior Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Senior Certificates all interest and principal amounts to which such Certificates are then entitled.

BASIC PRINCIPAL DISTRIBUTION AMOUNT:   The Basic Principal Distribution Amount
                                       means with respect to any Distribution
                                       Date the excess of (i) the Principal
                                       Remittance Amount for such Distribution
                                       Date over (ii) the Overcollateralization
                                       Release Amount, if any, for such
                                       Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTEREST REMITTANCE AMOUNT:            The Interest Remittance Amount with
                                       respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

PRINCIPAL DISTRIBUTION AMOUNT:         The Principal Distribution Amount with
                                       respect to any Distribution Date is the
                                       sum of (i) the Basic Principal
                                       Distribution Amount for such Distribution
                                       Date and (ii) the Extra Principal
                                       Distribution Amount for such Distribution
                                       Date, if any.

PRINCIPAL REMITTANCE AMOUNT:           The Principal Remittance Amount means
                                       with respect to any Distribution Date,
                                       the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all partial and full principal prepayments of the
                                       Mortgage Loans applied by the Servicer
                                       during the related Prepayment Period,
                                       (iii) the principal portion of all
                                       related Net Liquidation Proceeds and
                                       Insurance Proceeds received during such
                                       Prepayment Period with respect to the
                                       Mortgage Loans, (iv) for any repurchased
                                       Mortgage Loan, that portion of the
                                       purchase price that is allocable to
                                       principal of such repurchased Mortgage
                                       Loan deposited to the Collection Account during the related Prepayment Period, (v) the principal portion of any related substitution adjustments deposited in the
                                       Collection Account on or prior to the
                                       related Determination Date with respect
                                       to the Mortgage Loans, and (vi) on the
                                       Distribution Date on which the Trust is
                                       to be terminated in accordance with the
                                       pooling and servicing agreement, that
                                       portion of the termination price
                                       allocable to principal with respect to
                                       the Mortgage Loans.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT:   The Extra Principal Distribution Amount
                                       with respect to any Distribution Date is the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the Overcollateralization Deficiency Amount for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION         The Class A Principal Distribution Amount
AMOUNT:                                for any Distribution Date is an amount
                                       equal to the excess of (x) the
                                       certificate principal balance of the
                                       Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 72.00% and (ii) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                       Period minus the product of (x) 0.50% and
                                       (y) the Cut-off Date Principal Balance.


CLASS M-1 PRINCIPAL DISTRIBUTION       The Class M-1 Principal Distribution
AMOUNT:                                Amount for any Distribution Date is an
                                       amount equal to the excess of (x) the sum of the certificate principal balances of the Senior Certificates (after taking into account the payment of the Class A
                                       Principal Distribution Amount on that
                                       Distribution Date) and the Class M-1
                                       Certificates immediately prior to such
                                       Distribution Date over (y) the lesser of
                                       (A) the product of (i) approximately
                                       82.00% and (ii) the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       last day of the related Due Period and
                                       (B) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related Due Period minus the product of (x) 0.50% and (y) the Cut-off Date
                                       Principal Balance.

CLASS M-2 PRINCIPAL DISTRIBUTION       The Class M-2 Principal Distribution
AMOUNT:                                Amount for any Distribution Date is an
                                       amount equal to the excess of (x) the sum
                                       of the certificate principal balances of
                                       the Senior Certificates (after taking
                                       into account the payment of the Class A
                                       Principal Distribution Amount on that
                                       Distribution Date), the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on that Distribution
                                       Date) and the Class M-2 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 90.00% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of
                                       the related Due Period and (B) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period minus the product of
                                       (x) 0.50% and (y) the Cut-off Date
                                       Principal Balance.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CLASS M-3 PRINCIPAL DISTRIBUTION       The Class M-3 Principal Distribution
AMOUNT:                                Amount for any Distribution Date is an
                                       amount equal to the excess of (x) the sum of the certificate principal balance of the Senior Certificates (after taking into account the payment of the Class A
                                       Principal Distribution Amount on that
                                       Distribution Date), the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on that Distribution
                                       Date), the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date) and the Class
                                       M-3 Certificates immediately prior to
                                       such Distribution Date over (y) the
                                       lesser of (A) the product of (i)
                                       approximately 97.00% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                                       Period, minus the product of (x) 0.50%
                                       and (y) the Cut-off Date Principal
                                       Balance.

CLASS M-4 PRINCIPAL DISTRIBUTION       The Class M-4 Principal Distribution
AMOUNT:                                Amount for any Distribution Date is an
                                       amount equal to the excess of (x) the sum of the certificate principal balance of the Senior Certificates (after taking into account the payment of the Class A
                                       Principal Distribution Amount on that
                                       Distribution Date), the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on that Distribution
                                       Date), the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on that Distribution Date), the Class M-3
                                       Certificates (after taking into account
                                       the payment of the Class M-3 Principal
                                       Distribution Amount on that Distribution
                                       Date) and the Class M-4 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 99.00% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related Due Period, minus the product of
                                       (x) 0.50% and (y) the Cut-off Date
                                       Principal Balance.

INTEREST PERCENTAGE:                   For any class of Offered Certificates and
                                       any Distribution Date, the ratio of the
                                       Accrued Certificate Interest for that
                                       class to the sum of the Accrued
                                       Certificate Interest amounts for all
                                       classes of Offered Certificates for that Distribution Date.

DUE PERIOD:                            With respect to any Distribution Date,
                                       the period commencing on the second day
                                       of the month preceding the month of the
                                       Distribution Date and ending on the first day of the month of such Distribution
                                       Date.

PREPAYMENT PERIOD:                     With respect to any Distribution Date,
                                       the calendar month preceding the month of such Distribution Date.

NET LIQUIDATION PROCEEDS:              For any Mortgage Loan or related REO
                                       property that has been liquidated, the
                                       related liquidation proceeds net of
                                       Advances, Servicing Advances, Servicing
                                       Fees, Securities Administration Fees,
                                       Credit Risk Manager Fees and any other
                                       accrued and unpaid servicing fees
                                       received and retained in connection with the liquidation of such Mortgage Loan or property.

INSURANCE PROCEEDS:                    Proceeds of any title policy, hazard
                                       policy or other insurance policy covering
                                       a Mortgage Loan or the related mortgaged
                                       property, to the extent such funds are
                                       not applied to the restoration of the
                                       related mortgaged property or released to
                                       the mortgagor in accordance with the
                                       procedures that the Servicer would follow
                                       in servicing mortgage loans held for its
                                       own account, subject to the terms of the
                                       related mortgage note and mortgage.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

SUMMARY                                                                       TOTAL               MINIMUM                  MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-off Date Mortgage Loan Principal Balance            $299,982,048.08
Number of Loans                                                               2,133
Average Original Loan Balance                                           $141,086.02            $13,000.00              $742,500.00
Average Statistical Cut-off Date Loan Balance                           $140,638.56            $12,887.77              $740,708.07
Weighted Average Original LTV                                                76.58%                11.83%                   95.00%
Weighted Average Gross Coupon                                                7.983%                5.125%                  12.625%
Weighted Average Remaining Term to Maturity (months)                            335                   167                      357
Weighted Average FICO Score                                                     623                   445                      817
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PERCENT OF STATISTICAL
                                                                                                           CUT-OFF DATE
                                                       RANGE                                            PRINCIPAL BALANCE
                                                       -----                                            -----------------
         Product Type                                  Fixed Rate                                             32.92%
                                                       Adjustable Rate                                        67.08%

         Amortization Type                             Fully Amortizing Mortgage Loans                        91.74%
                                                       Balloon Mortgage Loans                                  8.26%

         Lien Position                                 First                                                 100.00%
                                                       Second                                                  0.00%

         Occupancy Status                              Owner-Occupied                                         97.91%
                                                       Non Owner-Occupied                                      1.34%
                                                       Second Home                                             0.75%

         Property Type                                 Single Family                                          89.91%
                                                       Condominium                                             3.96%
                                                       Two- to Four-Family                                     3.31%
                                                       Planned Unit Development                                2.37%
                                                       Manufactured Housing                                    0.44%

         Primary Mortgage Insurance                                                                           30.92%
         MI Adjusted LTV                                                                                      73.76%

         Geographic Distribution                       California                                             27.02%
                                                       Colorado                                                5.02%
                                                       New York                                                4.12%
                                                       Minnesota                                               3.99%
                                                       Florida                                                 3.93%
                                                       All Other States                                       55.92%

         Number of States (including DC)               51

         Largest Zip Code Concentration                95023                                                   0.50%

         Loans with Prepayment Penalties                                                                      91.19%

-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------



                                  PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                           PERCENT                                    W.A.       W.A.
                                 OF            AGGREGATE       OF LOANS     W.A.      W.A.     W.A.     ORIGINAL   REMAINING   W.A.
                              MORTGAGE         PRINCIPAL     BY PRINCIPAL   GROSS     FICO   ORIGINAL   TERM TO     TERM TO    LOAN
         PRODUCT TYPE           LOANS           BALANCE         BALANCE    COUPON    SCORE      LTV     MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed                    128       $10,807,387.18         3.60%     7.449%     641     68.23%      180         177        3
15/30 Balloon                    170        24,779,981.92         8.26      7.263      654     74.29       180         176        4
30 Year Fixed                    441        63,180,544.94        21.06      7.398      654     72.62       360         356        4
1/29 ARM                           5           578,842.71         0.19      8.452      614     90.04       360         353        7
2/28 ARM                       1,182       170,857,242.77        56.96      8.334      607     78.80       360         356        4
3/27 ARM                         207        29,778,048.56         9.93      7.991      613     76.85       360         356        4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL       2,133      $299,982,048.08      100.00%
------------------------------------------------------------------------------------------------------------------------------------


                                     INDEX

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                           PERCENT                                    W.A.       W.A.
                                 OF            AGGREGATE       OF LOANS     W.A.      W.A.     W.A.     ORIGINAL   REMAINING   W.A.
                              MORTGAGE         PRINCIPAL     BY PRINCIPAL   GROSS     FICO   ORIGINAL   TERM TO     TERM TO    LOAN
             INDEX              LOANS           BALANCE         BALANCE    COUPON    SCORE      LTV     MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
None                             739       $98,767,914.04        32.92%     7.369%     652     72.56%      295         292        3
1 Year CMT                         5           578,842.71         0.19      8.452      614     90.04       360         353        7
6 Month LIBOR                  1,389       200,635,291.33        66.88      8.283      608     78.52       360         356        4
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL       2,133      $299,982,048.08       100.00%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                        ORIGINAL LOAN-TO-VALUE RATIOS (1)

----------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                        PERCENT                                     W.A.       W.A.
                                OF          AGGREGATE      OF LOANS      W.A.      W.A.      W.A.     ORIGINAL   REMAINING   W.A.
       RANGE OF ORIGINAL     MORTGAGE       PRINCIPAL    BY PRINCIPAL    GROSS     FICO    ORIGINAL   TERM TO     TERM TO    LOAN
     LOAN-TO-VALUE RATIOS      LOANS         BALANCE        BALANCE     COUPON    SCORE       LTV     MATURITY   MATURITY     AGE
----------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                   2         $51,913.70        0.02%      9.779%     608      13.05%      360         356        4
15.01% - 20.00%                   2          72,846.81        0.02       9.853      515      19.36       298         295        3
20.01% - 25.00%                   5         550,224.88        0.18       9.435      582      22.66       355         352        3
25.01% - 30.00%                   6         392,907.87        0.13       8.143      645      27.68       333         330        3
30.01% - 35.00%                   9       1,166,581.73        0.39       8.020      613      31.26       331         328        3
35.01% - 40.00%                  17       1,748,399.51        0.58       7.398      667      37.83       308         305        3
40.01% - 45.00%                  36       4,634,484.32        1.54       7.485      627      42.67       317         313        4
45.01% - 50.00%                  33       4,555,359.09        1.52       7.080      649      48.54       332         328        4
50.01% - 55.00%                  44       5,113,926.88        1.70       7.910      619      52.74       321         317        4
55.01% - 60.00%                  72       8,969,408.62        2.99       7.232      640      57.53       313         310        3
60.01% - 65.00%                 153      24,190,558.23        8.06       7.381      633      63.48       327         323        4
65.01% - 70.00%                 191      27,108,221.32        9.04       7.709      612      69.04       340         336        4
70.01% - 75.00%                 267      40,848,258.00       13.62       7.596      624      74.31       341         338        3
75.01% - 80.00%                 593      87,815,515.21       29.27       7.699      637      79.63       337         333        4
80.01% - 85.00%                 295      38,572,659.64       12.86       8.767      594      84.54       351         347        4
85.01% - 90.00%                 284      39,018,688.82       13.01       8.652      614      89.79       342         338        4
90.01% - 95.00%                 124      15,172,093.45        5.06       9.277      613      94.81       356         352        4
----------------------------------------------------------------------------------------------------------------------------------
             TOTAL            2,133    $299,982,048.08      100.00%
----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the weighted average Original Loan-to-Value Ratio of the mortgage loans is approximately 76.58%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------



          STATISTICAL CUT-OFF DATE MORTGAGE LOAN PRINCIPAL BALANCE (1)

--------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                        PERCENT                                  W.A.       W.A.
                                OF         AGGREGATE       OF LOANS      W.A.     W.A.     W.A.    ORIGINAL   REMAINING   W.A.
    RANGE OF STATISTICAL     MORTGAGE      PRINCIPAL     BY PRINCIPAL    GROSS    FICO   ORIGINAL  TERM TO     TERM TO    LOAN
    CUT-OFF DATE BALANCES      LOANS        BALANCE         BALANCE     COUPON   SCORE      LTV    MATURITY   MATURITY     AGE
--------------------------------------------------------------------------------------------------------------------------------
       $1 -  $25,000              25       $487,674.17         0.16%     9.553%    581     55.59%     255         251        4
  $25,001 -  $50,000             210      8,312,036.47         2.77      8.958     603     73.47      316         312        4
  $50,001 -  $75,000             331     20,801,488.95         6.93      8.838     600     77.07      331         327        4
  $75,001 - $100,000             279     24,499,131.65         8.17      8.624     606     76.46      339         336        3
 $100,001 - $125,000             276     30,832,196.19        10.28      8.301     615     77.33      340         337        3
 $125,001 - $150,000             222     30,618,375.57        10.21      8.271     622     78.98      345         342        3
 $150,001 - $175,000             205     33,195,042.41        11.07      7.939     619     77.72      337         334        3
 $175,001 - $200,000             159     29,717,303.29         9.91      7.737     623     75.57      341         337        4
 $200,001 - $225,000             104     22,167,403.54         7.39      7.665     630     77.55      350         346        4
 $225,001 - $250,000              76     18,008,913.03         6.00      7.540     644     77.94      329         325        4
 $250,001 - $275,000              68     17,776,961.15         5.93      8.074     609     78.74      331         327        4
 $275,001 - $300,000              42     12,084,260.42         4.03      7.427     632     74.05      343         339        4
 $300,001 - $325,000              38     11,918,642.69         3.97      7.382     635     76.16      341         337        4
 $325,001 - $350,000              30     10,157,957.32         3.39      7.312     638     75.07      348         345        3
 $350,001 - $375,000              21      7,660,019.95         2.55      7.512     648     77.52      343         339        4
 $375,001 - $400,000              19      7,448,741.21         2.48      6.854     652     74.08      332         328        4
 $400,001 - $450,000              11      4,805,369.82         1.60      7.625     639     76.92      344         341        3
 $450,001 - $500,000               6      2,888,102.15         0.96      7.747     661     75.56      360         356        4
 $500,001 - $550,000               2      1,058,910.28         0.35      6.167     684     67.52      268         265        3
 $550,001 - $600,000               7      4,105,026.60         1.37      7.755     638     59.88      334         330        4
 $650,001 - $700,000               1        697,783.15         0.23      7.500     583     50.00      360         357        3
 $700,001 - $750,000               1        740,708.07         0.25      7.125     641     75.00      360         357        3
--------------------------------------------------------------------------------------------------------------------------------
            TOTAL              2,133   $299,982,048.08       100.00%
--------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the average Statistical Cut-off Date Mortgage Loan Principal Balance of the mortgage loans is approximately $140,638.56.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------


                               MORTGAGE RATES (1)

----------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                         PERCENT                                   W.A.      W.A.
                                OF          AGGREGATE       OF LOANS      W.A.     W.A.     W.A.     ORIGINAL  REMAINING      W.A.
         RANGE OF            MORTGAGE       PRINCIPAL     BY PRINCIPAL    GROSS    FICO   ORIGINAL   TERM TO    TERM TO       LOAN
  MORTGAGE INTEREST RATES      LOANS         BALANCE         BALANCE     COUPON   SCORE      LTV     MATURITY  MATURITY        AGE
----------------------------------------------------------------------------------------------------------------------------------
 5.001% -  5.500%                  8      $1,878,400.43        0.63%     5.408%    743     60.41%      208        205           3
 5.501% -  6.000%                 54      11,804,796.23        3.94      5.800     720     65.56       315        311           4
 6.001% -  6.500%                103      18,131,275.99        6.04      6.376     666     71.59       316        313           3
 6.501% -  7.000%                286      51,108,078.94       17.04      6.854     658     73.90       336        333           3
 7.001% -  7.500%                309      50,138,971.24       16.71      7.348     642     74.03       336        332           4
 7.501% -  8.000%                332      47,945,513.74       15.98      7.823     616     76.26       336        333           3
 8.001% -  8.500%                257      34,405,555.68       11.47      8.336     606     78.97       344        341           3
 8.501% -  9.000%                219      26,052,343.86        8.68      8.807     593     82.05       351        347           4
 9.001% -  9.500%                152      18,749,220.02        6.25      9.309     581     83.92       349        345           4
 9.501% - 10.000%                149      16,722,094.65        5.57      9.786     570     81.48       356        352           4
10.001% - 10.500%                 85       7,629,351.48        2.54     10.325     561     80.20       354        351           3
10.501% - 11.000%                 80       7,659,644.92        2.55     10.782     549     80.62       352        348           4
11.001% - 11.500%                 50       3,513,483.23        1.17     11.297     551     77.74       346        342           4
11.501% - 12.000%                 28       2,320,298.07        0.77     11.758     548     80.55       357        353           4
12.001% - 12.500%                 16       1,388,562.43        0.46     12.311     539     83.53       360        356           4
12.501% - 13.000%                  5         534,457.17        0.18     12.625     522     84.31       360        356           4
----------------------------------------------------------------------------------------------------------------------------------
          TOTAL                2,133    $299,982,048.08      100.00%
----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the weighted average Mortgage Rate of the mortgage loans is approximately 7.983%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------


                                OCCUPANCY STATUS


------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                        PERCENT                                      W.A.       W.A.
                                 OF          AGGREGATE      OF LOANS       W.A.      W.A.      W.A.     ORIGINAL   REMAINING   W.A.
                              MORTGAGE       PRINCIPAL    BY PRINCIPAL     GROSS     FICO    ORIGINAL   TERM TO     TERM TO    LOAN
     OCCUPANCY STATUS           LOANS         BALANCE        BALANCE      COUPON    SCORE       LTV     MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                  2,060    $293,707,517.87       97.91%      7.976%     623      76.76%      339         335        4
Non Owner-Occupied                 58       4,017,113.76        1.34       8.338      622      67.54       318         315        3
Second Home                        15       2,257,416.45        0.75       8.251      617      68.34       349         346        3
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL        2,133    $299,982,048.08      100.00%
------------------------------------------------------------------------------------------------------------------------------------

                           PURPOSE OF MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                        PERCENT                                      W.A.       W.A.
                                 OF          AGGREGATE      OF LOANS       W.A.      W.A.      W.A.     ORIGINAL   REMAINING   W.A.
                              MORTGAGE       PRINCIPAL    BY PRINCIPAL     GROSS     FICO    ORIGINAL   TERM TO     TERM TO    LOAN
     LOAN PURPOSE               LOANS         BALANCE        BALANCE      COUPON    SCORE       LTV     MATURITY   MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
Equity-out Refinance            1,232    $172,528,818.65       57.51%      7.960%     613      74.10%      337         334        3
Purchase                          670      95,321,203.04       31.78       8.140      635      81.87       344         341        3
Rate/Term Refinance               231      32,132,026.39       10.71       7.634      640      74.15       330         327        3
------------------------------------------------------------------------------------------------------------------------------------
                   TOTAL        2,133    $299,982,048.08      100.00%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                                 PROPERTY TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                NUMBER                         PERCENT                                    W.A.      W.A.
                                  OF          AGGREGATE       OF LOANS      W.A.      W.A.     W.A.     ORIGINAL  REMAINING   W.A.
                               MORTGAGE       PRINCIPAL     BY PRINCIPAL    GROSS     FICO   ORIGINAL   TERM TO    TERM TO    LOAN
       PROPERTY TYPES            LOANS         BALANCE         BALANCE     COUPON    SCORE      LTV     MATURITY  MATURITY     AGE
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                    1,918    $269,726,732.61        89.91%     7.996%     623     76.59%      339        335        4
Low-Rise Condominium                78      11,325,551.10         3.78      7.835      632     78.15       341        337        4
Two- to Four-Family                 73       9,934,565.42         3.31      7.824      620     73.35       338        334        4
Planned Unit Development            40       7,118,188.39         2.37      7.999      601     79.59       333        330        3
Manufactured Housing                19       1,316,518.60         0.44      7.913      606     70.59       331        328        3
High-Rise Condominium                5         560,491.96         0.19      7.463      679     73.20       351        348        3
-----------------------------------------------------------------------------------------------------------------------------------
                   TOTAL         2,133    $299,982,048.08      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

                               LOAN DOCUMENTATION

-----------------------------------------------------------------------------------------------------------------------------------
                                NUMBER                         PERCENT                                    W.A.      W.A.
                                  OF          AGGREGATE       OF LOANS      W.A.      W.A.     W.A.     ORIGINAL  REMAINING   W.A.
                               MORTGAGE       PRINCIPAL     BY PRINCIPAL    GROSS     FICO   ORIGINAL   TERM TO    TERM TO    LOAN
     LOAN DOCUMENTATION          LOANS         BALANCE         BALANCE     COUPON    SCORE      LTV     MATURITY  MATURITY     AGE
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation               1,513    $198,526,877.84        66.18%     8.237%     610     78.78%      341        337        4
Stated Asset - Stated Income       523      85,466,542.65        28.49      7.432      650     71.25       338        335        3
Lite Documentation (24 Months       59      10,985,902.19         3.66      7.516      643     79.96       312        308        4
Income Verified)
Lite Documentation (6 Months        38       5,002,725.40         1.67      8.332      610     72.53       326        322        4
Income Verified)
-----------------------------------------------------------------------------------------------------------------------------------
                   TOTAL         2,133    $299,982,048.08      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                                 FICO SCORES (1)

---------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                        PERCENT                                      W.A.         W.A.
                          OF          AGGREGATE      OF LOANS      W.A.       W.A.      W.A.     ORIGINAL     REMAINING      W.A.
          RANGE OF     MORTGAGE       PRINCIPAL    BY PRINCIPAL    GROSS      FICO    ORIGINAL   TERM TO       TERM TO       LOAN
        FICO SCORES      LOANS         BALANCE        BALANCE     COUPON     SCORE       LTV     MATURITY     MATURITY        AGE
---------------------------------------------------------------------------------------------------------------------------------
800 - 824                   6      $1,464,962.98        0.49%     5.847%      805      52.45%      282           278           4
775 - 799                  21       4,211,926.87        1.40      6.386       783      63.69       325           322           3
750 - 774                  36       5,907,419.65        1.97      6.851       762      75.97       328           324           4
725 - 749                  53       7,894,994.11        2.63      6.797       733      73.41       328           324           4
700 - 724                 108      17,526,919.48        5.84      6.915       713      75.02       323           319           4
675 - 699                 137      22,027,770.60        7.34      7.129       685      75.13       322           318           4
650 - 674                 213      33,955,245.01       11.32      7.375       662      76.71       338           335           3
625 - 649                 330      49,942,153.64       16.65      7.656       636      78.08       335           332           3
600 - 624                 313      42,059,064.04       14.02      8.090       612      78.06       336           333           3
575 - 599                 319      45,282,448.14       15.10      8.262       587      78.38       347           344           3
550 - 574                 258      30,797,082.64       10.27      8.685       562      76.26       348           344           4
525 - 549                 197      24,007,304.11        8.00      9.463       537      76.15       352           349           3
500 - 524                 104      11,004,005.76        3.67      9.722       514      76.05       354           350           4
475 - 499                  25       2,837,876.75        0.95      9.993       489      72.41       354           350           4
450 - 474                   3         280,155.08        0.09     11.180       464      76.32       360           356           4
425 - 449                   1         131,059.82        0.04      9.625       445      70.00       360           357           3
Not Available               9         651,659.40        0.22      8.074         0      64.85       350           347           3
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL               2,133    $299,982,048.08     100.00%
---------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the weighted average FICO Score of the mortgage loans is approximately 623.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                                  CREDIT GRADE

---------------------------------------------------------------------------------------------------------------------------------
                        NUMBER                        PERCENT                                      W.A.         W.A.
                          OF          AGGREGATE      OF LOANS       W.A.      W.A.      W.A.     ORIGINAL     REMAINING      W.A.
                       MORTGAGE       PRINCIPAL    BY PRINCIPAL     GROSS     FICO    ORIGINAL   TERM TO       TERM TO       LOAN
     CREDIT GRADE       LOANS          BALANCE        BALANCE      COUPON    SCORE       LTV     MATURITY     MATURITY        AGE
---------------------------------------------------------------------------------------------------------------------------------
Y9                        453     $75,336,193.84       25.11%      6.906%     700      74.72%      325           321           4
Y8                        193      30,010,991.28       10.00       7.296      644      77.80       329           326           3
Y7                        243      36,958,312.88       12.32       7.600      628      75.36       333           330           3
Y6                        241      35,192,511.68       11.73       8.139      605      78.60       341           337           4
Y5                        231      32,417,108.96       10.81       8.281      590      80.22       348           344           4
Y4                        388      49,296,959.44       16.43       8.364      586      77.51       350           347           3
Y3                        152      17,599,357.36        5.87       9.079      548      76.36       350           347           3
Y2                        205      20,760,907.94        6.92      10.660      545      73.28       355           351           4
Y1                         27       2,409,704.70        0.80      10.892      523      70.09       350           347           3
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL          2,133    $299,982,048.08      100.00%
---------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                           PREPAYMENT PENALTY TERM (1)

----------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER                        PERCENT                               W.A.      W.A.
                                        OF          AGGREGATE      OF LOANS     W.A.    W.A.    W.A.    ORIGINAL  REMAINING   W.A.
                                     MORTGAGE       PRINCIPAL    BY PRINCIPAL   GROSS   FICO  ORIGINAL  TERM TO    TERM TO    LOAN
          PREPAYMENT PENALTY TERM      LOANS         BALANCE        BALANCE    COUPON  SCORE     LTV    MATURITY  MATURITY     AGE
----------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                   202     $26,427,912.91        8.81%    8.161%   622    75.88%     344        341        3
12 Months Prepayment Penalty             20       3,944,967.57        1.32     7.524    616    73.24      344        341        3
24 Months Prepayment Penalty            992     145,712,550.24       48.57     8.317    608    78.45      359        355        4
36 Months Prepayment Penalty            518      67,483,640.02       22.50     7.846    627    74.83      323        319        4
60 Months Prepayment Penalty            401      56,412,977.34       18.81     7.230    657    74.39      303        299        4
----------------------------------------------------------------------------------------------------------------------------------
                   TOTAL              2,133    $299,982,048.08      100.00%
----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the weighted average Prepayment Penalty Term of the mortgage loans is approximately 31 months. The majority of the mortgage loans with prepayment penalties charge 6 months of interest on the prepaid balance greater than 20% of the original loan balance over a rolling 12-month period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

------------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                         PERCENT                                      W.A.       W.A.
                                 OF          AGGREGATE       OF LOANS       W.A.       W.A.      W.A.    ORIGINAL   REMAINING   W.A.
                              MORTGAGE       PRINCIPAL     BY PRINCIPAL    GROSS      FICO    ORIGINAL    TERM TO     TERM TO   LOAN
       STATE OR TERRITORY      LOANS         BALANCE         BALANCE      COUPON     SCORE       LTV     MATURITY    MATURITY    AGE
------------------------------------------------------------------------------------------------------------------------------------
California                       383     $81,050,446.65       27.02%      7.385%       644     73.79%       332         328       4
Colorado                          93      15,067,007.34         5.02       7.532       629      75.08       340         337       3
New York                          64      12,369,681.65         4.12       7.875       601      74.44       349         346       3
Minnesota                         81      11,970,544.12         3.99       8.197       612      77.24       339         336       3
Florida                          102      11,781,364.08         3.93       8.365       604      76.85       340         337       3
Ohio                             113      11,467,260.46         3.82       8.149       620      79.27       326         322       4
Texas                            101      11,190,797.72         3.73       8.911       616      82.77       343         339       4
New Jersey                        60      11,145,567.76         3.72       8.009       607      74.69       346         342       4
Pennsylvania                      90      10,150,504.52         3.38       7.858       627      75.46       351         348       3
Maryland                          69       9,667,143.69         3.22       8.372       614      79.54       343         339       4
Arizona                           58       7,699,634.59         2.57       8.221       602      78.27       354         350       4
Missouri                          75       7,488,821.60         2.50       8.591       592      78.72       348         344       4
Washington                        45       7,441,474.39         2.48       7.865       629      76.76       310         306       4
Michigan                          61       6,935,832.62         2.31       8.307       605      76.88       340         337       3
Illinois                          54       5,834,895.06         1.95       8.734       616      79.88       344         341       3
North Carolina                    49       5,360,329.95         1.79       8.373       608      78.93       357         354       3
Virginia                          34       5,184,657.47         1.73       8.247       618      77.49       353         350       3
Massachusetts                     26       5,014,096.69         1.67       7.706       608      70.01       355         351       4
Wisconsin                         42       4,803,878.76         1.60       8.206       611      78.20       349         345       4
Indiana                           59       4,551,732.19         1.52       8.755       603      82.12       339         335       4
Tennessee                         48       3,932,956.44         1.31       8.791       633      81.68       354         351       3
Georgia                           25       3,640,319.53         1.21       8.135       628      80.06       344         340       4
Oregon                            26       3,468,593.38         1.16       7.376       656      73.29       320         316       4
Nevada                            24       3,314,286.94         1.10       7.733       625      79.69       344         340       4
South Carolina                    32       3,217,680.30         1.07       8.317       604      79.68       347         343       4
Iowa                              34       3,151,578.92         1.05       8.902       621      83.53       323         320       3
Nebraska                          22       2,619,524.26         0.87       7.869       667      75.88       351         348       3
------------------------------------------------------------------------------------------------------------------------------------
        (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

----------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                        PERCENT                                       W.A.      W.A.
                                OF          AGGREGATE      OF LOANS      W.A.      W.A.       W.A.     ORIGINAL  REMAINING    W.A.
                             MORTGAGE       PRINCIPAL    BY PRINCIPAL   GROSS     FICO     ORIGINAL     TERM TO    TERM TO    LOAN
     STATE OR TERRITORY        LOANS         BALANCE        BALANCE     COUPON    SCORE       LTV      MATURITY  MATURITY     AGE
----------------------------------------------------------------------------------------------------------------------------------
         (CONTINUED)
Connecticut                      14       2,465,426.28        0.82      7.872      619       81.25        331        328        3
Kansas                           20       2,463,827.04        0.82      8.870      615       79.32        338        335        3
Maine                            12       2,451,880.92        0.82      7.282      646       75.05        353        350        3
Montana                          16       2,329,545.60        0.78      7.894      627       79.55        300        297        3
New Hampshire                    14       2,111,651.20        0.70      7.678      633       72.46        353        349        4
District of Columbia             10       2,005,780.42        0.67      8.420      599       71.60        344        341        3
Louisiana                        26       1,999,534.11        0.67      9.472      589       81.39        321        317        4
Kentucky                         21       1,978,875.91        0.66      8.402      619       80.35        311        307        4
Mississippi                      20       1,498,204.73        0.50      9.062      580       77.04        340        336        4
Rhode Island                      9       1,365,330.37        0.46      8.631      614       77.36        360        357        3
Utah                              9       1,251,122.42        0.42      7.965      595       72.61        360        356        4
Oklahoma                         16       1,129,071.51        0.38      9.270      578       80.55        329        326        3
New Mexico                       12       1,025,106.57        0.34      8.444      629       84.49        350        347        3
Idaho                            12         936,842.97        0.31      8.647      599       74.94        293        289        4
Delaware                          5         897,680.67        0.30      8.522      591       76.85        360        357        3
Alabama                          11         840,542.97        0.28      9.100      589       81.72        336        332        4
Hawaii                            4         789,702.37        0.26      7.004      668       79.97        360        357        3
Alaska                            6         744,402.49        0.25      7.499      570       73.15        279        275        4
South Dakota                      6         729,944.74        0.24      8.243      636       74.96        284        280        4
North Dakota                      7         554,330.45        0.18      8.536      646       79.73        327        324        3
West Virginia                     4         375,271.04        0.13      9.520      605       81.10        348        344        4
Arkansas                          6         234,941.90        0.08      9.836      598       78.31        318        315        3
Wyoming                           2         200,071.35        0.07      8.921      638       87.62        360        355        5
Vermont                           1          82,348.97        0.03      8.500      504       62.26        360        357        3
----------------------------------------------------------------------------------------------------------------------------------
          TOTAL               2,133    $299,982,048.08      100.00%
----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                                GROSS MARGINS (1)

-----------------------------------------------------------------------------------------------------------------------------------
                         NUMBER                       PERCENT                                        W.A.         W.A.
                           OF          AGGREGATE     OF LOANS        W.A.     W.A.     W.A.        ORIGINAL     REMAINING      W.A.
        RANGE OF        MORTGAGE       PRINCIPAL    BY PRINCIPAL     GROSS    FICO   ORIGINAL      TERM TO       TERM TO       LOAN
      GROSS MARGINS      LOANS         BALANCE        BALANCE       COUPON   SCORE     LTV        MATURITY     MATURITY        AGE
-----------------------------------------------------------------------------------------------------------------------------------
3.001% - 3.500%             2        $262,620.55        0.13%       6.402%    681     66.83%         360           356           4
3.501% - 4.000%            21       3,169,384.86        1.58        6.909     678     70.38          360           357           3
4.001% - 4.500%           185      29,969,417.42       14.89        7.028     679     73.66          360           357           3
4.501% - 5.000%           202      37,190,003.65       18.48        7.403     626     73.46          360           356           4
5.001% - 5.500%           208      31,238,358.83       15.52        7.744     609     76.42          360           356           4
5.501% - 6.000%           179      25,391,118.33       12.62        8.144     600     83.86          360           356           4
6.001% - 6.500%           155      21,369,270.75       10.62        8.678     588     83.92          360           357           3
6.501% - 7.000%           138      17,569,962.56        8.73        9.390     575     87.11          360           356           4
7.001% - 7.500%           125      15,709,261.55        7.81        9.587     575     82.26          360           357           3
7.501% - 8.000%            72       8,208,509.23        4.08       10.167     537     72.83          360           356           4
8.001% - 8.500%            48       5,237,129.85        2.60       10.872     545     77.28          360           356           4
8.501% - 9.000%            47       4,697,234.63        2.33       11.314     539     83.16          360           356           4
9.001% - 9.500%            11       1,135,620.93        0.56       11.626     540     82.62          360           356           4
9.501% - 10.000%            1          66,240.90        0.03       11.875     551     85.00          360           357           3
-----------------------------------------------------------------------------------------------------------------------------------
          TOTAL         1,394    $201,214,134.04      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the weighted average Gross Margin of the adjustable rate mortgage loans is approximately 5.804%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                           MAXIMUM INTEREST RATES (1)

---------------------------------------------------------------------------------------------------------------------------------
                               NUMBER                       PERCENT                                    W.A.       W.A.
                                 OF         AGGREGATE      OF LOANS       W.A.     W.A.     W.A.     ORIGINAL   REMAINING    W.A.
          RANGE OF            MORTGAGE      PRINCIPAL    BY PRINCIPAL     GROSS    FICO   ORIGINAL   TERM TO     TERM TO     LOAN
   MAXIMUM INTEREST RATES       LOANS        BALANCE        BALANCE      COUPON   SCORE      LTV     MATURITY   MATURITY      AGE
---------------------------------------------------------------------------------------------------------------------------------
11.501% - 12.000%                  9     $1,464,215.72        0.73%      5.848%    676     76.89%      360         357         3
12.001% - 12.500%                 48      8,519,332.95        4.23       6.398     653     72.60       360         357         3
12.501% - 13.000%                150     29,454,770.21       14.64       6.870     653     74.28       360         357         3
13.001% - 13.500%                188     30,927,015.40       15.37       7.345     636     74.35       360         357         3
13.501% - 14.000%                212     33,113,571.92       16.46       7.832     610     77.98       360         356         4
14.001% - 14.500%                174     25,473,456.88       12.66       8.336     603     79.86       360         357         3
14.501% - 15.000%                153     20,443,555.46       10.16       8.809     587     84.07       360         357         3
15.001% - 15.500%                127     16,420,392.34        8.16       9.312     579     84.30       360         356         4
15.501% - 16.000%                120     15,124,372.77        7.52       9.783     570     81.19       360         356         4
16.001% - 16.500%                 71      6,844,671.32        3.40      10.323     562     80.70       360         357         3
16.501% - 17.000%                 70      7,204,175.51        3.58      10.781     549     80.89       360         356         4
17.001% - 17.500%                 32      2,424,107.86        1.20      11.297     554     79.50       360         356         4
17.501% - 18.000%                 21      1,973,438.92        0.98      11.744     545     80.42       360         356         4
18.001% - 18.500%                 14      1,292,599.61        0.64      12.305     538     83.42       360         356         4
18.501% - 19.000%                  5        534,457.17        0.27      12.625     522     84.31       360         356         4
---------------------------------------------------------------------------------------------------------------------------------
         TOTAL                 1,394   $201,214,134.04      100.00%
---------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the weighted average Maximum Interest Rate of the adjustable rate mortgage loans is approximately 14.283%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------

                           MINIMUM INTEREST RATES (1)

------------------------------------------------------------------------------------------------------------------------------------
                             NUMBER                        PERCENT                                     W.A.       W.A.
                               OF          AGGREGATE      OF LOANS       W.A.      W.A.     W.A.     ORIGINAL   REMAINING      W.A.
          RANGE OF          MORTGAGE       PRINCIPAL    BY PRINCIPAL     GROSS     FICO   ORIGINAL   TERM TO     TERM TO       LOAN
   MINIMUM INTEREST RATES     LOANS         BALANCE        BALANCE      COUPON    SCORE      LTV     MATURITY   MATURITY        AGE
------------------------------------------------------------------------------------------------------------------------------------
  5.501% -  6.000%               9      $1,464,215.72        0.73%      5.848%     676     76.89%      360         357           3
  6.001% -  6.500%              48       8,519,332.95        4.23       6.398      653     72.60       360         357           3
  6.501% -  7.000%             150      29,454,770.21       14.64       6.870      653     74.28       360         357           3
  7.001% -  7.500%             188      30,927,015.40       15.37       7.345      636     74.35       360         357           3
  7.501% -  8.000%             212      33,113,571.92       16.46       7.832      610     77.98       360         356           4
  8.001% -  8.500%             174      25,473,456.88       12.66       8.336      603     79.86       360         357           3
  8.501% -  9.000%             153      20,443,555.46       10.16       8.809      587     84.07       360         357           3
  9.001% -  9.500%             127      16,420,392.34        8.16       9.312      579     84.30       360         356           4
  9.501% - 10.000%             120      15,124,372.77        7.52       9.783      570     81.19       360         356           4
 10.001% - 10.500%              71       6,844,671.32        3.40      10.323      562     80.70       360         357           3
 10.501% - 11.000%              70       7,204,175.51        3.58      10.781      549     80.89       360         356           4
 11.001% - 11.500%              32       2,424,107.86        1.20      11.297      554     79.50       360         356           4
 11.501% - 12.000%              21       1,973,438.92        0.98      11.744      545     80.42       360         356           4
 12.001% - 12.500%              14       1,292,599.61        0.64      12.305      538     83.42       360         356           4
 12.501% - 13.000%               5         534,457.17        0.27      12.625      522     84.31       360         356           4
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL              1,394    $201,214,134.04      100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the weighted average Minimum Interest Rate of the adjustable rate mortgage loans is approximately 8.283%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 DESCRIPTION OF THE ADJUSTABLE RATE COLLATERAL
--------------------------------------------------------------------------------


                      STATISTICAL CUT-OFF TERM TO ROLL (1)

------------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER                        PERCENT                                     W.A.      W.A.
                                    OF           AGGREGATE     OF LOANS       W.A.      W.A.     W.A.     ORIGINAL  REMAINING   W.A.
  RANGE OF STATISTICAL           MORTGAGE        PRINCIPAL   BY PRINCIPAL     GROSS     FICO   ORIGINAL   TERM TO    TERM TO    LOAN
CUT-OFF TERM TO ROLL (MONTHS)      LOANS          BALANCE       BALANCE      COUPON    SCORE      LTV     MATURITY  MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------
1                                     1         $165,513.00       0.08%      9.250%     524     90.00%      360        349       11
3                                     1           95,473.02       0.05       9.625      574     87.98       360        351        9
8                                     1          179,347.36       0.09       7.375      696     89.99       360        356        4
9                                     2          138,509.33       0.07       8.085      643     91.55       360        357        3
11                                    2          535,437.35       0.27       9.371      589     91.45       360        347       13
12                                    1          176,946.20       0.09       8.125      691     80.00       360        348       12
13                                    2          456,367.45       0.23       9.628      525     71.84       360        349       11
14                                    5          453,573.73       0.23       9.367      611     81.41       360        350       10
15                                    2          364,511.89       0.18      10.262      502     67.54       360        351        9
16                                    6          795,445.36       0.40       9.021      606     76.88       360        352        8
17                                    8        1,306,367.59       0.65       8.872      573     74.65       360        353        7
18                                    5          436,899.73       0.22       9.927      568     81.95       360        354        6
19                                   35        5,126,752.07       2.55       8.924      597     84.53       360        355        5
20                                  310       49,729,564.09      24.71       8.284      608     77.42       360        356        4
21                                  806      111,475,377.31      55.40       8.291      608     79.20       360        357        3
23                                    1          110,012.76       0.05       9.875      497     90.00       360        347       13
25                                    2          403,574.85       0.20       7.429      572     76.63       360        349       11
26                                    1           65,388.38       0.03       8.500      643     73.11       360        350       10
28                                    1          268,081.13       0.13       7.875      608     80.00       360        352        8
29                                    1           46,632.80       0.02      11.125      526     85.00       360        353        7
30                                    1           91,796.38       0.05      10.950      521     68.66       360        354        6
31                                    4          504,602.82       0.25       8.367      637     81.20       360        355        5
32                                   56        7,856,746.69       3.90       7.968      616     78.04       360        356        4
33                                  140       20,431,212.75      10.15       7.970      614     76.21       360        357        3
------------------------------------------------------------------------------------------------------------------------------------
         TOTAL                    1,394     $201,214,134.04     100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the Statistical Cut-off Date, the weighted average Statistical Cut-off Term to Roll of the adjustable rate mortgage loans is approximately 22 months.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           BOND SUMMARY (TO MATURITY)
--------------------------------------------------------------------------------

CLASS A-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                               0            50             75            100           125           150           200
FIX: PPC                               0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  4.90          0.67           0.51          0.41          0.35          0.31          0.25
Modified Duration                    4.56          0.66           0.50          0.41          0.35          0.30          0.25
First Principal Payment Date      04/25/2003    04/25/2003     04/25/2003    04/25/2003    04/25/2003    04/25/2003    04/25/2003
Last Principal Payment Date       12/25/2011    05/25/2004     02/25/2004    12/25/2003    10/25/2003    09/25/2003    08/25/2003
Payment Windows (mos.)                105           14             11             9             7             6             5


CLASS M-1
------------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                               0            50             75            100           125           150           200
FIX: PPC                               0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  25.72         9.39           6.56          5.09          4.42          4.27          4.54
Modified Duration                    19.48         8.27           5.97          4.73          4.15          4.03          4.26
First Principal Payment Date      11/25/2023    07/25/2007     04/25/2006    06/25/2006    08/25/2006    10/25/2006    11/25/2005
Last Principal Payment Date       09/25/2032    10/25/2023     11/25/2017    11/25/2014    05/25/2012    08/25/2010    02/25/2010
Payment Windows (mos.)                107           196           140            102           70            47            52


CLASS M-2
------------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                               0            50             75            100           125           150           200
FIX: PPC                               0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  25.71         9.25           6.46          4.98          4.23          3.89          3.46
Modified Duration                    17.26         7.74           5.66          4.48          3.88          3.60          3.22
First Principal Payment Date      11/25/2023    07/25/2007     04/25/2006    05/25/2006    06/25/2006    07/25/2006    04/25/2006
Last Principal Payment Date       07/25/2032    11/25/2021     12/25/2016    07/25/2013    05/25/2011    10/25/2009    10/25/2007
Payment Windows (mos.)                105           173           129            87            60            40            19

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CLASS M-3
------------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                               0            50             75            100           125           150           200
FIX: PPC                               0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  25.61         8.82           6.10          4.68          3.94          3.56          3.00
Modified Duration                    15.02         7.02           5.16          4.10          3.53          3.22          2.75
First Principal Payment Date      11/25/2023    07/25/2007     04/25/2006    04/25/2006    04/25/2006    04/25/2006    01/25/2006
Last Principal Payment Date       03/25/2032    12/25/2018     10/25/2014    11/25/2011    01/25/2010    09/25/2008    01/25/2007
Payment Windows (mos.)                101           138           103            68            46            30            13


CLASS M-4
------------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                               0            50             75            100           125           150           200
FIX: PPC                               0            50             75            100           125           150           200
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  24.31         6.85           4.70          3.69          3.26          3.10          2.74
Modified Duration                    13.57         5.56           4.03          3.25          2.91          2.78          2.48
First Principal Payment Date      11/25/2023    07/25/2007     04/25/2006    04/25/2006    04/25/2006    04/25/2006    12/25/2005
Last Principal Payment Date       07/25/2030    08/25/2013     04/25/2010    07/25/2008    05/25/2007    08/25/2006    01/25/2006
Payment Windows (mos.)                81            74             49            28            14             5             2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             BOND SUMMARY (TO CALL)
--------------------------------------------------------------------------------


CLASS A-1
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                              0            50             75            100           125           150           200
FIX: PPC                              0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 4.90          0.67           0.51          0.41          0.35          0.31          0.25
Modified Duration                   4.56          0.66           0.50          0.41          0.35          0.30          0.25
First Principal Payment Date     04/25/2003    04/25/2003     04/25/2003    04/25/2003    04/25/2003    04/25/2003    04/25/2003
Last Principal Payment Date      12/25/2011    05/25/2004     02/25/2004    12/25/2003    10/25/2003    09/25/2003    08/25/2003
Payment Windows (mos.)               105           14             11             9             7             6             5


CLASS A-2 (TO AUCTION CALL)
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                              0            50             75            100           125           150           200
FIX: PPC                              0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 1.99          1.93           1.84          1.73          1.63          1.52          1.31
Modified Duration                   1.93          1.87           1.78          1.68          1.58          1.48          1.27
First Principal Payment Date     03/25/2005    05/25/2004     02/25/2004    12/25/2003    10/25/2003    09/25/2003    08/25/2003
Last Principal Payment Date      03/25/2005    03/25/2005     03/25/2005    03/25/2005    03/25/2005    03/25/2005    03/25/2005
Payment Windows (mos.)                1            11             14            16            18            19            20


CLASS M-1
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                              0            50             75            100           125           150           200
FIX: PPC                              0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.59         8.73           5.99          4.66          4.07          4.00          2.96
Modified Duration                   19.40         7.79           5.52          4.37          3.85          3.79          2.84
First Principal Payment Date     11/25/2023    07/25/2007     04/25/2006    06/25/2006    08/25/2006    10/25/2006    11/25/2005
Last Principal Payment Date      07/25/2031    04/25/2016     03/25/2012    12/25/2009    06/25/2008    07/25/2007    03/25/2006
Payment Windows (mos.)               93            106            72            43            23            10             5


CLASS M-2
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                              0            50             75            100           125           150           200
FIX: PPC                              0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.59         8.73           5.99          4.63          3.94          3.67          2.99
Modified Duration                   17.21         7.40           5.32          4.21          3.64          3.41          2.81
First Principal Payment Date     11/25/2023    07/25/2007     04/25/2006    05/25/2006    06/25/2006    07/25/2006    03/25/2006
Last Principal Payment Date      07/25/2031    04/25/2016     03/25/2012    12/25/2009    06/25/2008    07/25/2007    03/25/2006
Payment Windows (mos.)               93            106            72            44            25            13             1

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------



CLASS M-3
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                              0            50             75            100           125           150           200
FIX: PPC                              0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.56         8.64           5.93          4.56          3.84          3.49          2.93
Modified Duration                   15.00         6.92           5.05          4.02          3.45          3.16          2.69
First Principal Payment Date     11/25/2023    07/25/2007     04/25/2006    04/25/2006    04/25/2006    04/25/2006    01/25/2006
Last Principal Payment Date      07/25/2031    04/25/2016     03/25/2012    12/25/2009    06/25/2008    07/25/2007    03/25/2006
Payment Windows (mos.)               93            106            72            45            27            16             3


CLASS M-4
-----------------------------------------------------------------------------------------------------------------------------------
ARM: PPC                              0            50             75            100           125           150           200
FIX: PPC                              0            50             75            100           125           150           200
-----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 24.31         6.85           4.70          3.69          3.26          3.10          2.74
Modified Duration                   13.57         5.56           4.03          3.25          2.91          2.78          2.48
First Principal Payment Date     11/25/2023    07/25/2007     04/25/2006    04/25/2006    04/25/2006    04/25/2006    12/25/2005
Last Principal Payment Date      07/25/2030    08/25/2013     04/25/2010    07/25/2008    05/25/2007    08/25/2006    01/25/2006
Payment Windows (mos.)               81            74             49            28            14             5             2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
  ASSET BACKED FUNDING CORPORATION [BANC OF AMERICA SECURITIES LOGO OMITTED] ASSET-BACKED CERTIFICATES, SERIES 2003-WF1
  $292,545,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           BOND SUMMARY - NET WAC CAP
--------------------------------------------------------------------------------

----------------------------------------- ------------------------------------------  ----------------------------------------
                        (1)       (2)                             (1)        (2)                             (1)       (2)
  PERIOD    PAY DATE   NET WAC    CAP      PERIOD    PAY DATE   NET WAC     CAP       PERIOD    PAY DATE    NET WAC    CAP
----------------------------------------- ------------------------------------------  ----------------------------------------
    1       04/25/03    7.71      7.71       28      07/25/05     7.43       9.65       55      10/25/07    7.35      10.72
    2       05/25/03    7.46      7.46       29      08/25/05     7.19       9.33       56      11/25/07    7.11      10.35
    3       06/25/03    7.22      7.22       30      09/25/05     7.19       9.32       57      12/25/07    7.35      10.68
    4       07/25/03    7.46      7.46       31      10/25/05     7.42       9.62       58      01/25/08    7.11      10.31
    5       08/25/03    7.22      7.22       32      11/25/05     7.18       9.31       59      02/25/08    7.10      10.29
    6       09/25/03    7.22      7.22       33      12/25/05     7.42      10.39       60      03/25/08    7.59      10.98
    7       10/25/03    7.46      7.46       34      01/25/06     7.17      10.04       61      04/25/08    7.10      10.25
    8       11/25/03    7.22      7.23       35      02/25/06     7.17      10.03       62      05/25/08    7.33      10.57
    9       12/25/03    7.46      7.47       36      03/25/06     7.94      11.09       63      06/25/08    7.09      10.21
    10      01/25/04    7.22      7.23       37      04/25/06     7.17      10.00       64      07/25/08    7.32      10.52
    11      02/25/04    7.22      7.23       38      05/25/06     7.40      10.32       65      08/25/08    7.08      10.16
    12      03/25/04    7.72      7.73       39      06/25/06     7.16      10.54       66      09/25/08    7.08      10.14
    13      04/25/04    7.22      7.23       40      07/25/06     7.40      10.87       67      10/25/08    7.31      10.46
    14      05/25/04    7.46      7.47       41      08/25/06     7.15      10.50       68      11/25/08    7.08      10.10
    15      06/25/04    7.22      7.23       42      09/25/06     7.15      10.48       69      12/25/08    7.31      10.41
    16      07/25/04    7.46      7.50       43      10/25/06     7.39      10.81       70      01/25/09    7.07      10.06
    17      08/25/04    7.22      7.26       44      11/25/06     7.15      10.44       71      02/25/09    7.07      10.03
    18      09/25/04    7.22      7.26       45      12/25/06     7.38      10.86       72      03/25/09    7.82      11.09
    19      10/25/04    7.46      7.50       46      01/25/07     7.14      10.48       73      04/25/09    7.06      9.99
    20      11/25/04    7.21      7.29       47      02/25/07     7.14      10.46       74      05/25/09    7.29      10.30
    21      12/25/04    7.45      9.16       48      03/25/07     7.90      11.56       75      06/25/09    7.05      9.95
    22      01/25/05    7.21      8.86       49      04/25/07     7.13      10.42       76      07/25/09    7.29      10.26
    23      02/25/05    7.20      8.85       50      05/25/07     7.37      10.75       77      08/25/09    7.05      9.91
    24      03/25/05    7.97      9.79       51      06/25/07     7.13      10.46       78      09/25/09    7.05      9.89
    25      04/25/05    7.20      8.84       52      07/25/07     7.36      10.79       79      10/25/09    7.28      10.19
    26      05/25/05    7.44      9.13       53      08/25/07     7.12      10.42       80      11/25/09    7.04      9.84
    27      06/25/05    7.19      9.34       54      09/25/07     7.12      10.40       81      12/25/09    7.27      10.15
----------------------------------------- ------------------------------------------  ----------------------------------------

(1) Assumes 6-month LIBOR at 1.34% and 1-year CMT at 1.31%.
(2) Assumes 6-month LIBOR at 99.0% and 1-year CMT at 99.0%.
(3) Assumes Actual/360 day count.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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